---------------------------------------------------------------------------
---------------------------------------------------------------------------

                              UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549
                         _________________________

                                  Form 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):  November 10, 2003

                               DAN RIVER INC.
           (Exact name of registrant as specified in its charter)

                       Commission file number 1-13421



            GEORGIA                          58-1854637
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)          Identification No.)

          2291 Memorial Drive                24541
          Danville, Virginia                 (Zip Code)
          (Address of principal executive offices)

   Registrant's telephone number, including area code:  (434) 799-7000

















---------------------------------------------------------------------------
---------------------------------------------------------------------------

Item 12.  Results of Operations and Financial Condition.
          ----------------------------------------------

     On November 10, 2003, we filed a news release concerning our results for the fiscal quarter and nine months ended September 27, 2003. The text of the news release is attached as an exhibit to this Report on Form 8-K.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAN RIVER INC. (Registrant)



Date:  November 10, 2003           /s/ Harry L. Goodrich
                                   ---------------------------------
                                   Harry L. Goodrich
                                   Vice President


<PAGE     4


Exhibit No.              Description of Exhibit
-----------              ----------------------

99   Text of Press Release of Dan River Inc.,
                         dated November 10, 2003